Mission West Properties, Inc.
                          Registration Rights Agreement









To:   Each purchaser of shares of
      Mission West Properties common
      stock in May 1998 private
      placement transactions


      You have agreed to acquire the number of shares of common stock of Mission West Properties, a California corporation, identified below under the terms of a Stock Purchase Agreement dated as of May __, 1998 (the "Agreement"). These shares are "restricted securities" as defined in Rule 144(a)(3) under the Securities Act of 1933, as amended (the "Securities Act"). As described in
Section 4.8 of the Agreement, these shares are subject to a minimum holding period of one year from the date of purchase and you must comply with other resale restrictions contained in Rule 144 before they can be resold without registration under the Securities Act. One such restriction is a limit on the number of shares that you can sell during any three-month period which generally is equal to the greater of 1% of the total number of outstanding shares and the average weekly reported trading volume during the four calendar weeks preceding the date on which you file a notice of the proposed sale on SEC Form 144, (the "Volume Limitation"). These restrictions will no longer apply when you are not an affiliate of Mission West Properties and have held the shares for at least two years.

      Following approval of the shareholders of Mission West Properties at a Special Meeting to be held on December 28, 1998 and the closing of the purchase of your Mission West Properties shares, Mission West Properties will reincorporate in the State of Maryland by merging into its wholly owned subsidiary Mission West Properties, Inc. (the "Company"). In the merger, each share of Mission West Properties common stock that you have purchased will be exchanged for one share of common stock, $.001 par value, of the Company.

      The Company has registered with the Securities and Exchange Commission ("SEC") certain securities of the Company to be exchanged in the reincorporation pursuant to a Registration Statement on Form S-4 (the "Registration Statement"). In addition, the Company has registered the resale of the shares of the Company (the "Shares") that you will acquire in exchange for the shares of Mission West Properties common stock that you have purchased under the Agreement.

     The Company intends to maintain the effectiveness of the Registration Statement for the resale of your shares until December 31, 1999; provided that events may arise which result in the Company's determination that it would be detrimental to the Company or its stockholders for you and other selling stockholders to continue offering or selling their Shares under the Registration Statement. In that event, the Company, in its sole discretion, will direct you by written notice ("Stop Trading Notice") to refrain from offering or selling your Shares during a period, which shall not exceed 30 days (the "Blackout Period"), designated by the Company. In addition, the Company may direct its transfer agent to refuse to transfer any of your Shares subject to the Stop Trading Notice. Any Stop Trading Notice will take effect, and the Blackout Period will commence, at 9:00 a.m. Eastern Time on the second business day following the date of that Notice and will continue for the number of days stated in the Notice. By signing where indicated below and returning a signed copy of this agreement to the Company you will have agreed not to offer and sell any of your Shares pursuant to the Registration Statement during any Blackout Period.

      The Company intends to issue a Stop Trading Notice at such times, if any, when the Company has decided not to disclose material nonpublic information which it has no duty to disclose to the public. The Company does not expect this to be a frequent occurrence.

      The Company expects to withdraw the effectiveness of the Registration Statement for the resale of your Shares after December 31, 1999. Thereafter, the Company will exert its good faith efforts to include your Shares in any "shelf" registration or other resale registration statement filed by the Company, if your restricted holdings exceed the maximum number of shares that you could then sell under Rule 144, taking into account the Volume Limitation. The Company will provide you with prior written notice of such registration statements if you are eligible to participate in such registrations at the time. Participation in the registration will be subject to all of the terms of the particular offering, including any agreements with underwriters.

      Please note further that the Company will continue to include you as a Selling Stockholder under the Registration Statement only if you sign and return this Registration Rights Agreement to the Company before January 5, 1999.

Dated:  December 29, 1998.

                               Sincerely,


                               MISSION WEST PROPERTIES, INC.

                               By:
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                               Its:
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                               Dated:
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Accepted and agreed:

By:
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   Signature

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   Print name

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   Title, if applicable

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   Represented entity, trust, or other stockholder.

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   Number of shares